UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

Nuwellis, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware	001-35312	No. 68-0533453
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12988 Valley View Road , Eden Prairie, MN55344
(Address of Principal Executive Offices) (Zip Code)

(952) 345-4200
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NUWE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Lynn Blake as Chief Financial Officer

Effective October 24, 2022, Lynn Blake will be appointed as Chief Financial Officer of Nuwellis, Inc. (the “Company”). Ms. Blake, age 55, previously served as a Managing Director at Growth Operators Advisory Services LLC since January 2020.  Prior to that, she served as the SVP, Chief Financial Officer of Tactile Systems Technology, Inc. (NASDAQ: TCMD) from 2016 to 2018. Earlier in her career, she served as SVP, Chief Financial Officer of Taylor-Wharton International LLC and as SVP, Chief Financial Officer of Analysts International Corporation. Ms. Blake earned her Bachelor of Business Administration degree from the University of Wisconsin-Madison, with majors in Accounting and Finance and she earned her MBA from the University of Minnesota, Carlson School of Management with a dual concentration in Finance and Strategic Management.

Other than her employment arrangement, there are no arrangements or understandings between Ms. Blake and any other person with respect to the appointment described above, and Ms. Blake has no family relationship with any director or executive officer of the Company. Ms. Blake is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

On September 30, 2022, the Company entered into an Offer Letter with Ms. Blake (the “Offer Letter”). The following description of the Offer Letter is not complete and is qualified in its entirety by reference to the Offer Letter filed as Exhibit 10.1 hereto and incorporated herein by reference. The Offer Letter provides that Ms. Blake’s employment with the Company is effective October 24, 2022, or another mutually agreed upon date (“Effective Date”), and that Ms. Blake’s employment with the Company is “at will,” meaning either Ms. Blake or the Company are entitled to terminate Ms. Blake’s employment at any time for any reason, with or without cause.

The Offer Letter entitles Ms. Blake to, among other benefits, the following compensation:

•	An annual base salary of $325,000;

•	A bonus of up to 45% of Ms. Blake’s base salary, for the applicable bonus year, provided that Ms. Blake must be employed in good standing with the Company as of the bonus payment date;

•
Participation in the Company’s employee stock option program, benefit programs and arrangements that the Company makes available to its employees, including contributory and non-contributory welfare and benefit plans;

•	An annual accrual of 152 hours of personal time off; and

•	Participation in the Company’s 401(k) plan.

Pursuant to the Offer Letter, Ms. Blake will be granted an option to purchase a number of the shares of common stock equal to one percent (1%) of the Deemed Outstanding Shares (as defined in the Offer Letter) determined as of the date of the issuance of the Initial Option Award (as defined in the Offer Letter) subject to the terms of the Nuwellis, Inc. 2021 Inducement Plan (the “Plan”). The option award will be evidenced by a stock option grant notice and option agreement substantially in the Company’s form of Stock Option Grant Notice, Option Agreement and Notice of Exercise under the Nuwellis, Inc. 2021 Inducement Plan, which is attached to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 20, 2021 as Exhibit 10.2. The Initial Option Award shall have the following terms: (1) the exercise price per share for the Initial Shares (as defined in the Offer Letter) shall equal the fair market value of the Company’s common stock on the date of the grant of the Initial Option Award; (2) subject to Ms. Blake’s continued employment with the Company and the terms and conditions of the Plan, twenty-five percent (25%) of the Initial Shares shall vest and become exercisable on the one (1) year anniversary of the Effective Date and the balance of the Initial Shares subject to the Initial Option Award shall vest and become exercisable in equal monthly installments on the last day of each month over the next thirty-six (36) months; and (3) upon the occurrence of a Change in Control (as defined in the Plan) all of the Initial Shares subject to the Initial Option Award shall fully vest and become exercisable immediately prior to the effectiveness of such Change in Control, subject to Ms. Blake’s continued employment with the Company as of each such date and as further provided in the terms and conditions of the Offer Letter, the Initial Option Award and the Plan.

Also, in connection with Ms. Blake’s appointment as Chief Financial Officer of the Company, upon the commencement of her employment, Ms. Blake and the Company will enter into a Change in Control Agreement (the “Change in Control Agreement”). The following description of the Change in Control Agreement is not complete and is qualified in its entirety by reference to the form of Change in Control Agreement, which is attached to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 25, 2021 (“Form 10-K”) as Exhibit 10.25. The Change in Control Agreement provides that, if a Change in Control (as defined in the Change in Control Agreement) occurs while Ms. Blake is actively employed by the Company, all of the unvested shares underlying any stock option or other equity-based awards held by Ms. Blake on the effective date of such Change in Control shall vest and become exercisable immediately prior to the effectiveness of such Change in Control.

Pursuant to the Employee Proprietary Information, Inventions Assignment and Non-Competition Agreement between the Company and Ms. Blake dated as of September 30, 2022, attached as Exhibit A to the Offer Letter, Ms. Blake is subject to certain non-solicitation and non-competition requirements. Additionally, in accordance with the Company’s customary practice, the Company is entering into its standard form of indemnification agreement with Ms. Blake, which will require the Company to indemnify her against certain liabilities that may arise as result of her status or service as an officer. The description of Ms. Blake’s indemnification agreement is qualified in its entirety by the full text of the form of indemnification agreement, which is attached to the Company’s Form 10-K as Exhibit 10.24.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 5, 2022, the board of directors of Nuwellis, Inc. (the “Company”) approved an amendment (the “Bylaws Amendment”) to the Second Amended and Restated Bylaws of the Company (the “Bylaws”), effective immediately. The Bylaws Amendment amended Section 8 of ARTICLE III of the Bylaws to reduce the quorum requirement for all meetings of stockholders of the Company from a majority of the voting power of the outstanding shares of stock entitled to vote to one-third of the voting power of the outstanding shares of stock entitled to vote.

The foregoing description of the Bylaws Amendment is qualified in its entirety by reference to the full text of the Bylaws Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Amendment to Second Amended and Restated Bylaws of Nuwellis, Inc.
10.1	Offer Letter by and between Nuwellis, Inc. and Lynn Blake, effective as of October 24, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2022	NUWELLIS, INC.

	By:	/s/ Nestor Jaramillo, Jr
	Name	Nestor Jaramillo, Jr.
	Title:	President and Chief Executive Officer